Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	36,179	48,577			84,756	21,627	27,002	30,243	32,604	111,476
Equity in earnings of affiliates	685	917			1,602	285	830	982	807	2,904
Net gain on dispositions	1	—			1	—	2	9	7	18
Other income (loss)*	(143)	(185)			(328)	15	51	238	150	454
Total Revenues and Other Income	36,722	49,309			86,031	21,927	27,885	31,472	33,568	114,852

Costs and Expenses
Purchased crude oil and products	33,495	42,645			76,140	20,065	25,218	27,529	29,290	102,102
Operating expenses	1,340	1,431			2,771	1,380	1,175	1,166	1,426	5,147
Selling, general and administrative expenses	433	488			921	408	433	424	479	1,744
Depreciation and amortization	338	359			697	356	364	361	524	1,605
Impairments	—	2			2	198	—	1,298	2	1,498
Taxes other than income taxes	149	118			267	139	119	85	67	410
Accretion on discounted liabilities	6	6			12	6	6	6	6	24
Interest and debt expense	135	133			268	146	143	151	141	581
Foreign currency transaction (gains) losses	(2)	21			19	—	(9)	4	6	1
Total Costs and Expenses	35,894	45,203			81,097	22,698	27,449	31,024	31,941	113,112
Income (loss) before income taxes	828	4,106			4,934	(771)	436	448	1,627	1,740
Income tax expense (benefit)	171	924			1,095	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182			3,839	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15			90	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167			3,749	(654)	296	402	1,273	1,317

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.29	6.55			8.03	(1.49)	0.66	0.91	2.89	2.97
Diluted	1.29	6.53			8.00	(1.49)	0.66	0.91	2.88	2.97

Weighted-Average Common Shares Outstanding (thousands)
Basic	449,298	483,088			466,286	439,504	439,940	440,193	440,469	440,028
Diluted	450,011	485,035			468,338	439,504	440,396	440,368	441,584	440,364

Effective tax rate (%)	20.7%	22.5%			22.2%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%			21.7%	15.9%	18.9%	16.1%	20.2%	18.6%
* Includes the unrealized investment gain (loss) on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	242	292			534	76	312	629	593	1,610
Chemicals	396	273			669	154	623	631	436	1,844
Refining	123	3,036			3,159	(1,040)	(729)	(1,126)	346	(2,549)
Marketing and Specialties	316	765			1,081	290	476	545	498	1,809
Corporate and Other	(249)	(260)			(509)	(251)	(246)	(231)	(246)	(974)
Income (loss) before income taxes	828	4,106			4,934	(771)	436	448	1,627	1,740
Less: income tax expense (benefit)	171	924			1,095	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182			3,839	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15			90	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167			3,749	(654)	296	402	1,273	1,317

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	278	250			528	206	224	254	273	957
NGL and Other	91	152			243	36	83	133	138	390
DCP Midstream	31	130			161	34	9	31	111	185
NOVONIX*	(158)	(240)			(398)	—	—	224	146	370
Total Midstream	242	292			534	276	316	642	668	1,902
Chemicals	396	273			669	184	657	634	424	1,899
Refining
Atlantic Basin/Europe	143	1,102			1,245	(152)	(108)	93	114	(53)
Gulf Coast	21	915			936	(247)	(253)	(31)	80	(451)
Central Corridor	(135)	512			377	(241)	(76)	232	145	60
West Coast	111	603			714	(386)	(269)	(110)	65	(700)
Total Refining	140	3,132			3,272	(1,026)	(706)	184	404	(1,144)
Marketing and Specialties
Marketing and Other	203	656			859	211	392	454	402	1,459
Specialties	113	109			222	79	87	93	97	356
Total Marketing and Specialties	316	765			1,081	290	479	547	499	1,815
Corporate and Other	(249)	(235)			(484)	(251)	(244)	(230)	(245)	(970)
Adjusted income (loss) before income taxes	845	4,227			5,072	(527)	502	1,777	1,750	3,502
Less: adjusted income tax expense (benefit)	175	927			1,102	(84)	95	286	354	651
Adjusted Net Income (Loss)	670	3,300			3,970	(443)	407	1,491	1,396	2,851
Less: adjusted net income attributable to noncontrolling interests	75	15			90	66	78	88	98	330
Adjusted Net Income (Loss) Attributable to Phillips 66	595	3,285			3,880	(509)	329	1,403	1,298	2,521
* Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	—	—			—	(198)	—	(10)	—	(208)
Pension settlement expense	—	—			—	—	(4)	(3)	(1)	(8)
Hurricane-related costs	—	—			—	—	—	—	(4)	(4)
Winter-storm-related costs	—	—			—	(2)	—	—	—	(2)
Alliance shutdown-related costs*	—	—			—	—	—	—	(70)	(70)
Total Midstream	—	—			—	(200)	(4)	(13)	(75)	(292)

Chemicals
Pension settlement expense	—	—			—	—	(18)	(2)	(2)	(22)
Hurricane-related costs	—	—			—	—	—	(1)	—	(1)
Winter-storm-related costs	—	—			—	(30)	(16)	—	14	(32)
Total Chemicals	—	—			—	(30)	(34)	(3)	12	(55)

Refining
Impairments	—	—			—	—	—	(1,288)	—	(1,288)
Certain tax impacts	—	—			—	—	—	—	11	11
Pension settlement expense	—	—			—	—	(20)	(12)	(5)	(37)
Hurricane-related costs	(17)	—			(17)	—	—	(10)	(30)	(40)
Winter-storm-related costs	—	—			—	(14)	(3)	—	—	(17)
Alliance shutdown-related costs*	—	(26)			(26)	—	—	—	(122)	(122)
Regulatory compliance costs	—	(70)			(70)	—	—	—	88	88
Total Refining	(17)	(96)			(113)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Pension settlement expense	—	—			—	—	(3)	(2)	(1)	(6)
Total Marketing and Specialties	—	—			—	—	(3)	(2)	(1)	(6)

Corporate and Other
Pension settlement expense	—	—			—	—	(2)	(1)	(1)	(4)
Restructuring costs	—	(25)			(25)	—	—	—	—	—
Total Corporate and Other	—	(25)			(25)	—	(2)	(1)	(1)	(4)

Total Special Items (Pre-tax)	(17)	(121)			(138)	(244)	(66)	(1,329)	(123)	(1,762)

Less: Income Tax Benefit
Tax impact of pre-tax special items**	(4)	(28)			(32)	(48)	(16)	(323)	(33)	(420)
Other tax impacts	—	25			25	—	(17)	(3)	(65)	(85)
Total Income Tax Benefit	(4)	(3)			(7)	(48)	(33)	(326)	(98)	(505)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	—	—			—	(51)	—	(2)	—	(53)
Total Income (Loss) Attributable to Noncontrolling Interests	—	—			—	(51)	—	(2)	—	(53)

Total Phillips 66 Special Items (After-tax)	(13)	(118)			(131)	(145)	(33)	(1,001)	(25)	(1,204)

* Costs related to the shutdown of the Alliance Refinery totaled $192 million pre-tax in the fourth quarter of 2021. Shutdown-related costs recorded in the Refining segment include pre-tax charges for asset retirements of $91 million recorded in depreciation and amortization expense, and severance and other exit costs of $31 million. Shutdown-related costs in the Midstream segment include asset retirements of $70 million pre-tax recorded in depreciation and amortization expense. Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—			—	(199)	—	(10)	(70)	(279)
NGL and Other	—	—			—	(1)	(4)	(3)	(5)	(13)
DCP Midstream	—	—			—	—	—	—	—	—
NOVONIX	—	—			—	—	—	—	—	—
Total Midstream	—	—			—	(200)	(4)	(13)	(75)	(292)

Refining
Atlantic Basin/Europe	—	(9)			(9)	(1)	(2)	(3)	23	17
Gulf Coast	(17)	(52)			(69)	(6)	(11)	(1,302)	(119)	(1,438)
Central Corridor	—	(22)			(22)	(7)	(6)	(3)	26	10
West Coast	—	(13)			(13)	—	(4)	(2)	12	6
Total Refining	(17)	(96)			(113)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Marketing and Other	—	—			—	—	(3)	(2)	(1)	(6)
Specialties	—	—			—	—	—	—	—	—
Total Marketing and Specialties	—	—			—	—	(3)	(2)	(1)	(6)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	657	3,182			3,839	(639)	374	488	1,371	1,594
Depreciation and amortization	338	359			697	356	364	361	524	1,605
Impairments	—	2			2	198	—	1,298	2	1,498
Accretion on discounted liabilities	6	6			12	6	6	6	6	24
Deferred income taxes	142	148			290	(103)	266	(453)	18	(272)
Undistributed equity earnings	(100)	(390)			(490)	217	(218)	(77)	(50)	(128)
Net gain on dispositions	(1)	—			(1)	—	(2)	(3)	(2)	(7)
Unrealized investment (gain) loss*	169	221			390	—	—	(224)	(141)	(365)
Other	40	80			120	138	120	31	(340)	(51)
Net working capital changes	(115)	(1,825)			(1,940)	98	833	776	412	2,119
Net Cash Provided by Operating Activities	1,136	1,783			2,919	271	1,743	2,203	1,800	6,017

Cash Flows From Investing Activities
Capital expenditures and investments	(370)	(376)			(746)	(331)	(380)	(552)	(597)	(1,860)
Return of investments in equity affiliates	15	33			48	58	100	78	31	267
Proceeds from asset dispositions	1	1			2	—	24	2	1	27
Advances/loans—related parties	—	(75)			(75)	(155)	(90)	(65)	—	(310)
Collection of advances/loans—related parties	—	101			101	—	—	1	1	2
Other	(74)	25			(49)	(39)	(6)	40	7	2
Net Cash Used in Investing Activities	(428)	(291)			(719)	(467)	(352)	(496)	(557)	(1,872)

Cash Flows From Financing Activities
Issuance of debt	—	—			—	450	15	(15)	993	1,443
Repayment of debt	(24)	(1,457)			(1,481)	(925)	(54)	(506)	(1,469)	(2,954)
Issuance of common stock	23	44			67	20	4	—	2	26
Repurchase of common stock	—	(66)			(66)	—	—	—	—	—
Dividends paid on common stock	(404)	(467)			(871)	(394)	(394)	(394)	(403)	(1,585)
Distributions to noncontrolling interests	(77)	(24)			(101)	(76)	(82)	(81)	(85)	(324)
Repurchase of noncontrolling interests	—	—			—	—	(24)	—	—	(24)
Other	(30)	(7)			(37)	(20)	(7)	(9)	(16)	(52)
Net Cash Used in Financing Activities	(512)	(1,977)			(2,489)	(945)	(542)	(1,005)	(978)	(3,470)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(8)	(41)			(49)	(22)	7	(12)	(15)	(42)

Net Change in Cash and Cash Equivalents	188	(526)			(338)	(1,163)	856	690	250	633
Cash and cash equivalents at beginning of period	3,147	3,335			3,147	2,514	1,351	2,207	2,897	2,514
Cash and Cash Equivalents at End of Period	3,335	2,809			2,809	1,351	2,207	2,897	3,147	3,147
* Represents the unrealized gain (loss) on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	164	106			270	100	141	328	169	738
Chemicals	—	—			—	—	—	—	—	—
Refining	171	220			391	184	186	158	251	779
Marketing and Specialties	11	19			30	22	22	28	130	202
Corporate and Other	24	31			55	25	31	38	47	141
Consolidated Capital Expenditures and Investments	370	376			746	331	380	552	597	1,860

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	11	20			31	7	14	15	19	55
CPChem (Chemicals)	113	161			274	79	72	88	128	367
WRB (Refining)	42	47			89	59	47	61	62	229
Selected Equity Affiliates	166	228			394	145	133	164	209	651

* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	278	250			528	7	224	244	203	678
NGL and Other	91	152			243	35	79	130	133	377
DCP Midstream	31	130			161	34	9	31	111	185
NOVONIX	(158)	(240)			(398)	—	—	224	146	370
Income (Loss) before Income Taxes	242	292			534	76	312	629	593	1,610

Equity in Earnings of Affiliates
Transportation	154	133			287	126	120	140	142	528
NGL and Other	42	58			100	37	44	40	42	163
DCP Midstream	31	128			159	34	8	32	112	186
NOVONIX	—	—			—	—	—	—	—	—
Total	227	319			546	197	172	212	296	877

NOVONIX Investment
Unrealized Investment Gain (Loss)	(169)	(221)			(390)	—	—	224	141	365
Unrealized Foreign Currency Transaction Gain (Loss)	11	(19)			(8)	—	—	—	5	5
Change in Fair Value of NOVONIX Investment	(158)	(240)			(398)	—	—	224	146	370

Depreciation and Amortization*
Transportation	39	43			82	40	40	45	109	234
NGL and Other	55	55			110	52	52	52	53	209
DCP Midstream	—	—			—	—	—	—	—	—
NOVONIX	—	—			—	—	—	—	—	—
Total	94	98			192	92	92	97	162	443
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	186	187			373	173	189	188	209	759
NGL and Other	107	117			224	122	88	85	113	408
DCP Midstream	—	(1)			(1)	—	—	1	1	2
NOVONIX	—	—			—	—	—	—	—	—
Total	293	303			596	295	277	274	323	1,169
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,099	3,066			3,082	2,801	3,424	3,483	3,370	3,271
Terminals	2,900	2,917			2,908	2,675	2,786	2,771	2,927	2,790
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.

PSX Other Volumes
NGL Fractionated (MB/D)*	452	469			461	363	401	420	454	410
* Excludes DCP Midstream.

Market Indicator
Weighted-Average NGL Price ($/gal)*	1.10	1.15			1.13	0.69	0.71	0.91	1.00	0.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners	1	215			216	27	(35)	23	199	214

Depreciation and Amortization	89	91			180	91	92	90	91	364

Operating and SG&A Expenses	205	251			456	189	222	230	250	891

Net Interest Expense*	70	71			141	77	77	73	72	299
* Net of interest income.

Capital Expenditures and Investments	22	40			62	14	28	30	38	110

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.1	4.4			4.3	4.1	4.4	4.2	4.2	4.2
NGL Production (MB/D)	400	438			419	356	406	398	416	394

MLP Distributions*
LP Distribution from DCP Midstream, LP to DCP Midstream**	46	***			***	46	46	46	46	184

* Cash distributions declared attributable to common unit ownership. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners).
*** Pending DCP Midstream release.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	242	292			534	76	312	629	593	1,610
Plus:
Depreciation and amortization	94	98			192	92	92	97	162	443
EBITDA	336	390			726	168	404	726	755	2,053

Special Item Adjustments (pre-tax):
Impairments	—	—			—	198	—	10	—	208
Pension settlement expense	—	—			—	—	4	3	1	8
Hurricane-related costs	—	—			—	—	—	—	4	4
Winter-storm-related costs	—	—			—	2	—	—	—	2
Total Special Item Adjustments (pre-tax)	—	—			—	200	4	13	5	222
Change in Fair Value of NOVONIX Investment*	158	240			398	—	—	(224)	(146)	(370)
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment**	494	630			1,124	368	408	515	614	1,905

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4			6	2	4	4	4	14
Proportional share of selected equity affiliates net interest	41	39			80	43	43	42	41	169
Proportional share of selected equity affiliates depreciation and amortization	56	57			113	57	57	58	57	229
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)	(21)			(45)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA**	569	709			1,278	452	492	597	695	2,236
* See NOVONIX Investment table on page 5 for more details.
** Prior period information has been recasted to exclude the change in fair value of our investment in NOVONIX.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	278	250			528	7	224	244	203	678
Plus:
Depreciation and amortization	39	43			82	40	40	45	109	234
EBITDA	317	293			610	47	264	289	312	912

Special Item Adjustments (pre-tax):
Impairments	—	—			—	198	—	10	—	208
Winter-storm-related costs	—	—			—	1	—	—	—	1
EBITDA, Adjusted for Special Items	317	293			610	246	264	299	312	1,121

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	3			5	2	4	4	4	14
Proportional share of selected equity affiliates net interest	21	19			40	21	21	21	21	84
Proportional share of selected equity affiliates depreciation and amortization	37	38			75	37	37	38	38	150
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)	(21)			(45)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA	353	332			685	288	306	340	354	1,288

NGL and Other
Income before income taxes	91	152			243	35	79	130	133	377
Plus:
Depreciation and amortization	55	55			110	52	52	52	53	209
EBITDA	146	207			353	87	131	182	186	586

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	4	3	1	8
Hurricane-related costs	—	—			—	—	—	—	4	4
Winter-storm-related costs	—	—			—	1	—	—	—	1
EBITDA, Adjusted for Special Items	146	207			353	88	135	185	191	599

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1			1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	5	5			10	5	5	5	5	20
Adjusted EBITDA	151	213			364	93	140	190	196	619

DCP Midstream
Income before income taxes	31	130			161	34	9	31	111	185
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	31	130			161	34	9	31	111	185

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
EBITDA, Adjusted for Special Items	31	130			161	34	9	31	111	185

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	20	20			40	22	22	21	20	85
Proportional share of selected equity affiliates depreciation and amortization	14	14			28	15	15	15	14	59
Adjusted EBITDA*	65	164			229	71	46	67	145	329
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	396	273			669	154	623	631	436	1,844

Equity in Earnings of Affiliate	393	271			664	152	620	627	433	1,832

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	736	433			1,169	288	1,124	1,224	851	3,487
Specialties, Aromatics and Styrenics	60	118			178	53	157	73	76	359
Corporate and Other	(32)	(7)			(39)	(37)	(41)	(44)	(40)	(162)
Total	764	544			1,308	304	1,240	1,253	887	3,684

Income (Loss) before Income Taxes
Olefins and Polyolefins	750	443			1,193	299	1,143	1,237	872	3,551
Specialties, Aromatics and Styrenics	69	130			199	58	164	80	82	384
Corporate and Other	(32)	(7)			(39)	(37)	(41)	(41)	(40)	(159)
Total	787	566			1,353	320	1,266	1,276	914	3,776

Depreciation and Amortization	141	144			285	146	144	151	151	592

Net Interest Expense*	23	11			34	22	24	24	24	94
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	225	322			547	157	144	177	255	733
Return of Investments from Equity Companies	(26)	(34)			(60)	(30)	(107)	(82)	(46)	(265)

Olefins and Polyolefins Capacity Utilization (%)	99%	94%			96%	79%	102%	102%	97%	95%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	39.5	35.0			37.2	41.9	41.1	45.6	38.4	41.8
HDPE Blow Molding, Domestic Spot (cents/lb)	69.8	69.8			69.8	71.9	88.3	98.8	84.8	86.0

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	22.1	28.0			25.1	13.2	12.5	16.1	20.8	15.7
HDPE Blow Molding, Total Cash Cost (cents/lb)	53.9	49.7			51.8	55.7	54.9	59.7	52.8	55.8

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	33.4	27.0			30.2	44.9	62.0	68.6	49.6	56.3
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	396	273			669	154	623	631	436	1,844
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	396	273			669	154	623	631	436	1,844

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	18	2	2	22
Hurricane-related costs	—	—			—	—	—	1	—	1
Winter-storm-related costs	—	—			—	30	16	—	(14)	32
EBITDA, Adjusted for Special Items	396	273			669	184	657	634	424	1,899

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38			67	28	48	33	35	144
Proportional share of selected equity affiliates net interest	11	6			17	11	12	12	13	48
Proportional share of selected equity affiliates depreciation and amortization	101	103			204	103	102	102	104	411
Adjusted EBITDA	537	420			957	326	819	781	576	2,502

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	143	1,093			1,236	(153)	(110)	90	137	(36)
Gulf Coast	4	863			867	(253)	(264)	(1,333)	(39)	(1,889)
Central Corridor	(135)	490			355	(248)	(82)	229	171	70
West Coast	111	590			701	(386)	(273)	(112)	77	(694)
Income (Loss) before Income Taxes	123	3,036			3,159	(1,040)	(729)	(1,126)	346	(2,549)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	2.98	21.92			12.63	(3.57)	(2.20)	1.88	2.85	(0.19)
Gulf Coast	0.08	16.43			8.28	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Central Corridor	(5.70)	21.65			7.66	(12.55)	(3.49)	8.68	6.58	0.73
West Coast	3.84	19.54			11.87	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Worldwide	0.81	19.56			10.26	(7.27)	(4.26)	(6.67)	2.23	(3.99)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	11.71	30.39			21.22	4.86	4.63	9.27	11.00	7.48
Gulf Coast	7.71	24.80			16.29	3.39	2.10	5.75	9.19	4.92
Central Corridor	7.89	26.72			17.12	5.97	6.40	12.47	12.60	9.65
West Coast	17.68	33.13			25.58	3.33	3.37	7.46	15.41	7.49
Worldwide	10.55	28.31			19.48	4.36	3.92	8.57	11.60	7.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)	(2)			(5)	(2)	(2)	(3)	(2)	(9)
Gulf Coast	(2)	(3)			(5)	(3)	—	(1)	(7)	(11)
Central Corridor	(16)	228			212	(117)	(65)	31	(13)	(164)
West Coast	—	—			—	—	—	—	—	—
Total	(21)	223			202	(122)	(67)	27	(22)	(184)

Depreciation and Amortization*
Atlantic Basin/Europe	52	51			103	52	52	52	54	210
Gulf Coast	51	62			113	77	77	73	150	377
Central Corridor	35	36			71	34	34	34	37	139
West Coast	60	63			123	54	57	57	72	240
Total	198	212			410	217	220	216	313	966
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	310	312			622	244	235	258	314	1,051
Gulf Coast	318	325			643	331	313	327	388	1,359
Central Corridor	198	278			476	212	132	136	199	679
West Coast	314	315			629	393	291	277	300	1,261
Total	1,140	1,230			2,370	1,180	971	998	1,201	4,350
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	13	22			35	17	13	32	34	96
Gulf Coast	31	40			71	33	9	24	27	93
Central Corridor	26	117			143	17	36	13	28	94
West Coast	32	44			76	125	60	12	17	214
Total	102	223			325	192	118	81	106	497
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19	14			33	20	18	15	16	69
Gulf Coast	27	21			48	27	25	13	8	73
Central Corridor	18	18			36	15	11	12	13	51
West Coast	24	19			43	23	22	4	—	49
Total	88	72			160	85	76	44	37	242

Foreign Currency Gains (Losses) Pre-Tax	(8)	(10)			(18)	1	9	(4)	(10)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(21)	223			202	(122)	(67)	27	(22)	(184)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(228)	(495)			(723)	(129)	(167)	(220)	(216)	(732)
Equity affiliate-related expenses not included in Realized Refining Margins	(249)	(272)			(521)	(251)	(234)	(193)	(238)	(916)
Regional Totals
Atlantic Basin/Europe	(26)	(28)			(54)	(45)	(44)	(22)	(21)	(132)
Gulf Coast	(2)	(3)			(5)	(3)	—	(1)	(7)	(11)
Central Corridor	(221)	(241)			(462)	(203)	(190)	(170)	(210)	(773)
Total	(249)	(272)			(521)	(251)	(234)	(193)	(238)	(916)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	123	3,036			3,159	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Depreciation and amortization	198	212			410	217	220	216	313	966
EBITDA	321	3,248			3,569	(823)	(509)	(910)	659	(1,583)

Special Item Adjustments (pre-tax):
Impairments	—	—			—	—	—	1,288	—	1,288
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Pension settlement expense	—	—			—	—	20	12	5	37
Hurricane-related costs	17	—			17	—	—	10	30	40
Winter-storm-related costs	—	—			—	14	3	—	—	17
Alliance shutdown-related costs	—	20			20	—	—	—	31	31
Regulatory compliance costs	—	70			70	—	—	—	(88)	(88)
EBITDA, Adjusted for Special Items	338	3,338			3,676	(809)	(486)	400	626	(269)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	(2)	(1)	—	3	—
Proportional share of selected equity affiliates net interest	2	3			5	2	2	1	4	9
Proportional share of selected equity affiliates depreciation and amortization	23	23			46	25	26	27	25	103
Adjusted EBITDA	363	3,364			3,727	(784)	(459)	428	658	(157)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	503	526			515	438	513	487	478	479
Total Processed Inputs (MB/D)	533	548			541	476	549	519	523	517
Crude Oil Capacity Utilization (%)	94%	98%			96%	82%	96%	91%	89%	89%
Clean Product Yield (%)	85%	83%			84%	86%	83%	84%	84%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	497	500			498	553	687	623	505	592
Total Processed Inputs (MB/D)	579	577			578	606	762	697	575	660
Crude Oil Capacity Utilization (%)	94%	94%			94%	71%	88%	80%	95%	82%
Clean Product Yield (%)	77%	79%			78%	73%	78%	78%	80%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	453	435			444	384	462	493	503	461
Total Processed Inputs (MB/D)	470	446			458	397	475	506	519	474
Crude Oil Capacity Utilization (%)	85%	82%			84%	72%	87%	93%	95%	87%
Clean Product Yield (%)	88%	87%			87%	86%	87%	88%	90%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	294	306			300	268	286	302	278	284
Total Processed Inputs (MB/D)	321	332			326	288	309	332	308	310
Crude Oil Capacity Utilization (%)	81%	84%			82%	74%	79%	83%	76%	78%
Clean Product Yield (%)	90%	85%			88%	86%	83%	90%	92%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,747	1,767			1,757	1,643	1,948	1,905	1,764	1,816
Total Processed Inputs (MB/D)	1,903	1,903			1,903	1,767	2,095	2,054	1,925	1,961
Crude Oil Capacity Utilization (%)	89%	90%			90%	74%	88%	86%	90%	84%
Clean Product Yield (%)	84%	83%			84%	82%	82%	84%	86%	83%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	226	221			224	220	242	232	237	233
Distillates	210	216			213	175	197	188	190	188
Other	102	113			107	87	113	103	101	101
Total	538	550			544	482	552	523	528	522
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	233	231			232	219	310	281	243	263
Distillates	194	206			200	201	257	235	195	222
Other	163	149			156	183	196	184	146	177
Total	590	586			588	603	763	700	584	662

Central Corridor*
Gasoline	235	211			223	191	227	255	266	235
Distillates	176	176			176	149	183	187	201	180
Other	63	59			61	58	65	68	55	61
Total	474	446			460	398	475	510	522	476
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	166	156			161	138	138	166	170	153
Distillates	123	126			124	110	118	131	113	118
Other	32	48			41	40	51	32	26	37
Total	321	330			326	288	307	329	309	308

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	860	819			840	768	917	934	916	884
Distillates	703	724			713	635	755	741	699	708
Other	360	369			365	368	425	387	328	376
Total	1,923	1,912			1,918	1,771	2,097	2,062	1,943	1,968

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	94.49	108.66			101.57	57.84	66.09	70.58	77.35	67.96
Brent	101.40	113.78			107.59	60.90	68.83	73.47	79.73	70.73
LLS	96.77	110.15			103.46	59.98	67.95	71.51	78.40	69.46
ANS	95.61	112.48			104.04	60.76	68.44	72.73	79.81	70.44
WTI less Maya	5.62	4.87			5.25	1.44	3.21	4.37	5.59	3.65
WTI less WCS (settlement differential)	14.53	12.80			13.67	12.47	11.49	13.58	14.64	13.04

Natural Gas ($/MMBtu)
Henry Hub	4.60	7.39			6.00	3.51	2.88	4.28	4.74	3.85

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	13.57	41.02			27.29	11.73	18.61	21.15	17.90	17.35
East Coast Distillate less Brent	28.40	68.16			48.28	12.09	15.24	16.07	20.47	15.97
Gulf Coast
Gulf Coast Gasoline less LLS	16.24	32.87			24.56	11.22	15.47	18.61	14.64	14.99
Gulf Coast Distillate less LLS	28.52	57.49			43.00	11.30	14.03	15.87	19.12	15.08
Central Corridor
Central Gasoline less WTI	16.17	36.31			26.24	14.90	19.96	20.83	13.87	17.39
Central Distillate less WTI	27.31	60.45			43.88	17.24	18.40	19.38	19.73	18.69
West Coast
West Coast Gasoline less ANS	31.92	51.66			41.79	16.88	24.76	23.54	22.75	21.98
West Coast Distillate less ANS	32.28	58.37			45.32	14.14	15.28	18.55	22.44	17.60

Worldwide Market Crack Spread ($/BBL)**	21.93	46.72			34.33	13.23	17.76	19.44	17.93	17.09
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	203	656			859	211	389	452	401	1,453
Specialties	113	109			222	79	87	93	97	356
Income before Income Taxes	316	765			1,081	290	476	545	498	1,809

Income before Income Taxes ($/BBL)
U.S.	1.13	2.86			2.00	1.36	2.15	1.93	1.44	1.74
International	0.92	7.30			4.14	2.24	1.96	4.84	7.13	4.13

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.59	3.24			2.42	1.94	2.62	2.29	1.87	2.19
International	2.30	8.20			5.27	4.01	2.89	6.75	9.81	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	167	202			369	104	138	111	122	475
Specialties	101	90			191	84	64	61	77	286
Total	268	292			560	188	202	172	199	761
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	33	48			81	26	46	48	41	161
Specialties	52	56			108	32	59	68	59	218
Total	85	104			189	58	105	116	100	379

Depreciation and Amortization*
Marketing and Other	23	25			48	23	24	23	25	95
Specialties	4	4			8	4	6	4	4	18
Total	27	29			56	27	30	27	29	113
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	288	329			617	258	284	280	318	1,140
Specialties	32	32			64	29	30	30	33	122
Total	320	361			681	287	314	310	351	1,262
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,046	1,089			1,067	960	1,095	1,098	1,142	1,074
Distillates	834	789			812	660	776	895	822	789
Other	—	—			—	—	—	—	—	—
Total	1,880	1,878			1,879	1,620	1,871	1,993	1,964	1,863

International Marketing
Gasoline	83	87			85	63	81	91	82	80
Distillates	177	171			174	158	171	179	174	170
Other	17	19			18	18	18	17	17	17
Total	277	277			277	239	270	287	273	267

Worldwide Marketing
Gasoline	1,129	1,176			1,152	1,023	1,176	1,189	1,224	1,154
Distillates	1,011	960			986	818	947	1,074	996	959
Other	17	19			18	18	18	17	17	17
Total	2,157	2,155			2,156	1,859	2,141	2,280	2,237	2,130

Foreign Currency Gains (Losses) Pre-Tax	1	7			8	—	1	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	316	765			1,081	290	476	545	498	1,809
Plus:
Depreciation and amortization	27	29			56	27	30	27	29	113
EBITDA	343	794			1,137	317	506	572	527	1,922

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	3	2	1	6
EBITDA, Adjusted for Special Items	343	794			1,137	317	509	574	528	1,928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	6	6			12	5	6	7	6	24
Proportional share of selected equity affiliates net interest	5	5			10	4	4	4	4	16
Proportional share of selected equity affiliates depreciation and amortization	21	18			39	17	17	17	18	69
Adjusted EBITDA	375	823			1,198	343	536	602	556	2,037

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(249)	(260)			(509)	(251)	(246)	(231)	(246)	(974)

Detail of Loss before Income Taxes
Net interest expense	(132)	(127)			(259)	(143)	(141)	(148)	(151)	(583)
Corporate overhead and other	(117)	(133)			(250)	(108)	(105)	(83)	(95)	(391)
Total	(249)	(260)			(509)	(251)	(246)	(231)	(246)	(974)

Net Interest Expense
Interest expense	(144)	(141)			(285)	(150)	(148)	(159)	(151)	(608)
Capitalized interest	9	8			17	4	5	8	10	27
Loss on early debt retirement	—	—			—	—	—	—	(13)	(13)
Interest income	3	6			9	3	2	3	3	11
Total	(132)	(127)			(259)	(143)	(141)	(148)	(151)	(583)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(249)	(260)			(509)	(251)	(246)	(231)	(246)	(974)
Plus:
Net interest expense	132	127			259	143	141	148	151	583
Depreciation and amortization	19	20			39	20	22	21	20	83
EBITDA	(98)	(113)			(211)	(88)	(83)	(62)	(75)	(308)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	2	1	1	4
Restructuring costs	—	25			25	—	—	—	—	—
EBITDA, Adjusted for Special Items	(98)	(88)			(186)	(88)	(81)	(61)	(74)	(304)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Adjusted EBITDA	(98)	(88)			(186)	(88)	(81)	(61)	(74)	(304)

Foreign Currency Losses Pre-Tax	(1)	—			(1)	(1)	(1)	—	—	(2)

Phillips 66 Total Company Debt
Total Debt	14,434	12,969			12,969	15,422	15,413	14,910	14,448	14,448
Debt-to-Capital Ratio (%)	39%	35%			35%	43%	43%	42%	40%	40%

Total Equity	22,121	24,573			24,573	20,457	20,602	20,597	21,637	21,637

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	657	3,182			3,839	(639)	374	488	1,371	1,594
Plus:
Income tax expense (benefit)	171	924			1,095	(132)	62	(40)	256	146
Net interest expense	132	127			259	143	141	148	151	583
Depreciation and amortization	338	359			697	356	364	361	524	1,605
Phillips 66 EBITDA	1,298	4,592			5,890	(272)	941	957	2,302	3,928

Special Item Adjustments (pre-tax):
Impairments	—	—			—	198	—	1,298	—	1,496
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Pension settlement expense	—	—			—	—	47	20	10	77
Hurricane-related costs	17	—			17	—	—	11	34	45
Winter-storm-related costs	—	—			—	46	19	—	(14)	51
Alliance shutdown-related costs	—	20			20	—	—	—	31	31
Regulatory compliance costs	—	70			70	—	—	—	(88)	(88)
Restructuring costs	—	25			25	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	17	115			132	244	66	1,329	(38)	1,601
Change in Fair Value of NOVONIX Investment*	158	240			398	—	—	(224)	(146)	(370)
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment**	1,473	4,947			6,420	(28)	1,007	2,062	2,118	5,159

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	37	48			85	33	57	44	48	182
Proportional share of selected equity affiliates net interest	59	53			112	60	61	59	62	242
Proportional share of selected equity affiliates depreciation and amortization	201	201			402	202	202	204	204	812
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)	(21)			(45)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA attributable to public ownership interest in PSXP†	(82)	—			(82)	(83)	(95)	(103)	(112)	(393)
Phillips 66 Adjusted EBITDA**	1,664	5,228			6,892	166	1,212	2,244	2,299	5,921
* See NOVONIX Investment table on page 5 for more details.
** Prior period information has been recasted to exclude the change in fair value of our investment in NOVONIX.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Presentation – In the first quarter of 2022, we started presenting our investment in NOVONIX Limited as a separate business line of our Midstream segment. This investment was previously included in the NGL and Other business line since we acquired it in September 2021. We also started presenting certain Transportation and NGL and Other business line information separately that was previously combined (e.g., EBITDA and Adjusted EBITDA). In addition, as noted above, we revised the calculation of Adjusted EBITDA for the company and our Midstream segment. We have recasted prior period information to reflect these changes.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	143	1,093			1,236	(153)	(110)	90	137	(36)
Plus:
Taxes other than income taxes	19	14			33	20	18	15	16	69
Depreciation, amortization and impairments	52	51			103	52	52	52	54	210
Selling, general and administrative expenses	14	16			30	14	18	19	19	70
Operating expenses	296	296			592	230	217	239	295	981
Equity in losses of affiliates	3	2			5	2	2	3	2	9
Other segment (income) expense, net	12	8			20	—	(8)	6	11	9
Proportional share of refining gross margins contributed by equity affiliates	23	26			49	43	42	19	19	123
Special items:
Certain tax impacts	—	—			—	—	—	—	(4)	(4)
Regulatory compliance costs	—	9			9	—	—	—	(20)	(20)
Realized refining margins	562	1,515			2,077	208	231	443	529	1,411

Total processed inputs (MB)	48,015	49,854			97,869	42,826	49,979	47,792	48,100	188,697
Adjusted total processed inputs (MB)	48,015	49,854			97,869	42,826	49,979	47,792	48,100	188,697

Income (loss) before income taxes ($/BBL)**	2.98	21.92			12.63	(3.57)	(2.20)	1.88	2.85	(0.19)
Realized refining margins ($/BBL)***	11.71	30.39			21.22	4.86	4.63	9.27	11.00	7.48

GULF COAST
Income (loss) before income taxes	4	863			867	(253)	(264)	(1,333)	(39)	(1,889)
Plus:
Taxes other than income taxes	27	21			48	27	25	13	8	73
Depreciation, amortization and impairments	51	64			115	77	77	1,361	150	1,665
Selling, general and administrative expenses	11	14			25	10	14	15	11	50
Operating expenses	307	311			618	321	299	312	377	1,309
Equity in losses of affiliates	2	3			5	3	—	1	7	11
Other segment (income) expense, net	—	1			1	—	(6)	(1)	—	(7)
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	26			26	—	—	—	(28)	(28)
Realized refining margins	402	1,303			1,705	185	145	368	486	1,184

Total processed inputs (MB)	52,151	52,523			104,674	54,560	69,364	64,016	52,919	240,859
Adjusted total processed inputs (MB)	52,151	52,523			104,674	54,560	69,364	64,016	52,919	240,859

Income (loss) before income taxes ($/BBL)**	0.08	16.43			8.28	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Realized refining margins ($/BBL)***	7.71	24.80			16.29	3.39	2.10	5.75	9.19	4.92

CENTRAL CORRIDOR
Income (loss) before income taxes	(135)	490			355	(248)	(82)	229	171	70
Plus:
Taxes other than income taxes	18	18			36	15	11	12	13	51
Depreciation, amortization and impairments	35	36			71	34	34	34	37	139
Selling, general and administrative expenses	14	13			27	7	7	10	8	32
Operating expenses	184	264			448	205	125	126	191	647
Equity in (earnings) losses of affiliates	16	(228)			(212)	117	65	(31)	13	164
Other segment (income) expense, net	(4)	2			(2)	(2)	(8)	—	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	205	469			674	86	125	201	197	609
Special items:
Regulatory compliance costs	—	22			22	—	—	—	(27)	(27)
Realized refining margins	333	1,086			1,419	214	277	581	602	1,674

Total processed inputs (MB)	23,691	22,635			46,326	19,754	23,466	26,373	26,002	95,595
Adjusted total processed inputs (MB)*	42,267	40,629			82,896	35,711	43,189	46,592	47,738	173,230

Income (loss) before income taxes ($/BBL)**	(5.70)	21.65			7.66	(12.55)	(3.49)	8.68	6.58	0.73
Realized refining margins ($/BBL)***	7.89	26.72			17.12	5.97	6.40	12.47	12.60	9.65

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	111	590			701	(386)	(273)	(112)	77	(694)
Plus:
Taxes other than income taxes	24	19			43	23	22	4	—	49
Depreciation, amortization and impairments	60	63			123	54	57	57	72	240
Selling, general and administrative expenses	9	9			18	11	10	11	9	41
Operating expenses	305	306			611	382	281	266	291	1,220
Other segment (income) expense, net	1	—			1	2	(2)	2	2	4
Special items:
Regulatory compliance costs	—	13			13	—	—	—	(13)	(13)
Realized refining margins	510	1,000			1,510	86	95	228	438	847

Total processed inputs (MB)	28,877	30,199			59,076	25,917	28,158	30,558	28,361	112,994
Adjusted total processed inputs (MB)	28,877	30,199			59,076	25,917	28,158	30,558	28,361	112,994

Income (loss) before income taxes ($/BBL)**	3.84	19.54			11.87	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Realized refining margins ($/BBL)***	17.68	33.13			25.58	3.33	3.37	7.46	15.41	7.49

WORLDWIDE
Income (loss) before income taxes	123	3,036			3,159	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Taxes other than income taxes	88	72			160	85	76	44	37	242
Depreciation, amortization and impairments	198	214			412	217	220	1,504	313	2,254
Selling, general and administrative expenses	48	52			100	42	49	55	47	193
Operating expenses	1,092	1,177			2,269	1,138	922	943	1,154	4,157
Equity in (earnings) losses of affiliates	21	(223)			(202)	122	67	(27)	22	184
Other segment (income) expense, net	9	11			20	—	(24)	7	12	(5)
Proportional share of refining gross margins contributed by equity affiliates	228	495			723	129	167	220	216	732
Special items:
Certain tax impacts	—	—			—	—	—	—	(4)	(4)
Regulatory compliance costs	—	70			70	—	—	—	(88)	(88)
Realized refining margins	1,807	4,904			6,711	693	748	1,620	2,055	5,116

Total processed inputs (MB)	152,734	155,211			307,945	143,057	170,967	168,739	155,382	638,145
Adjusted total processed inputs (MB)*	171,310	173,205			344,515	159,014	190,690	188,958	177,118	715,780

Income (loss) before income taxes ($/BBL)**	0.81	19.56			10.26	(7.27)	(4.26)	(6.67)	2.23	(3.99)
Realized refining margins ($/BBL)***	10.55	28.31			19.48	4.36	3.92	8.57	11.60	7.15

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	191	489			680	199	366	354	261	1,180
Plus:
Depreciation and amortization	3	3			6	3	5	3	3	14
Selling, general and administrative expenses	182	210			392	165	198	201	194	758
Equity in earnings of affiliates	(7)	(16)			(23)	(2)	(15)	(18)	(13)	(48)
Other operating revenues*	(107)	(139)			(246)	(86)	(110)	(120)	(108)	(424)
Other expense, net	6	6			12	4	2	2	1	9
Realized marketing fuel margins	268	553			821	283	446	422	338	1,489

Total fuel sales volumes (MB)	169,196	170,899			340,095	145,794	170,228	183,332	180,748	680,102

Income before income taxes ($/BBL)	1.13	2.86			2.00	1.36	2.15	1.93	1.44	1.74
Realized marketing fuel margins ($/BBL)**	1.59	3.24			2.42	1.94	2.62	2.29	1.87	2.19

INTERNATIONAL
Income before income taxes	23	185			208	48	48	128	179	403
Plus:
Depreciation and amortization	18	19			37	19	19	18	20	76
Selling, general and administrative expenses	63	62			125	60	60	64	69	253
Equity in earnings of affiliates	(26)	(32)			(58)	(24)	(31)	(30)	(28)	(113)
Other operating (revenues) expenses*	(12)	(9)			(21)	(5)	(10)	9	14	8
Other (income) expense, net	4	(3)			1	1	—	2	4	7
Marketing margins	70	222			292	99	86	191	258	634
Less: margin for nonfuel related sales	13	14			27	13	15	13	12	53
Realized marketing fuel margins	57	208			265	86	71	178	246	581

Total fuel sales volumes (MB)	24,926	25,329			50,255	21,474	24,539	26,427	25,089	97,529

Income before income taxes ($/BBL)	0.92	7.30			4.14	2.24	1.96	4.84	7.13	4.13
Realized marketing fuel margins ($/BBL)**	2.30	8.20			5.27	4.01	2.89	6.75	9.81	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	828	4,106			4,934	(771)	436	448	1,627	1,740
Special items	17	121			138	244	66	1,329	123	1,762
Adjusted income (loss) before income taxes	845	4,227			5,072	(527)	502	1,777	1,750	3,502

Income tax expense (benefit)	171	924			1,095	(132)	62	(40)	256	146
Special items	4	3			7	48	33	326	98	505
Adjusted income tax expense (benefit)	175	927			1,102	(84)	95	286	354	651

Effective tax rate (%)	20.7%	22.5%			22.2%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%			21.7%	15.9%	18.9%	16.1%	20.2%	18.6%